Segment Information (Tables)	12 Months Ended
Dec. 31, 2023
Segment Information [Abstract]
Schedule of Property and Equipment, Net of Depreciation, by Geographic Region	Revenue by geographical region can be found in the revenue recognition disclosures in Note 3 The following table presents the Company’s property and equipment, net of depreciation, by geographic region:
	December 31,
	2023	2022

Israel	$1,309	$1,609
United States	-	-
Total property and equipment, net:	$1,309	$1,609